Exhibit 10.1

AMENDMENT TO SECOND

AMENDED AND RESTATED PROMISSORY NOTE

This Amendment (the “Amendment”) to that certain Second Amended and Restated Promissory Note, dated as of July 29, 2025, as amended from time to time (the “Note”) by and among Trailblazer Merger Corporation I, a Delaware corporation (the “Maker”), and Trailblazer Sponsor Group, LLC (the “Payee”), is made by Maker and Payee as of December 4, 2025.

W I T N E S S E T H:

WHEREAS, in consideration of the continued funding by the Payee to the Maker in advance of the business combination, the parties desire to amend the Note pursuant to the terms set forth herein.

NOW, THEREFORE, in consideration of the covenants set forth herein, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, Maker and Payee hereby agree as follows:

The paragraph entitled “Principal” shall be amended as follows:

“Principal. The principal balance of this Promissory Note (this “Note”) shall be payable on the later of September 15, 2025 or the closing of Maker’s initial business combination; provided, however that in the event that Maker completes an initial business combination, all of the Outstanding Principal Balance will convert into new classes of preferred stock of Maker or its successor with a total stated value of such preferred stock equal to 300% of the Outstanding Principal Amount as follows:

(a) The first 100% of the Outstanding Principal Balance shall automatically convert into shares of Series B Preferred Stock of Maker or its successor, with an aggregate stated value equal to 100% of the Outstanding Principal Amount, and otherwise on terms substantially similar to those applicable to the Series B Preferred Stock as in effect on the date of conversion.

(b) The remaining 200% of the Outstanding Principal Balance shall automatically convert into a new class of Series C preferred stock of Maker or its successor, with a total stated value equal to 200% of the Outstanding Principal Amount, the terms of which shall be substantially similar to the terms of the Series B preferred stock of Maker or its successor, except that the initial conversion price shall be equal to the quotient obtained by dividing (i) $42,000,000 by (ii) the number of outstanding shares of Maker at the closing of the initial business combination on a fully diluted basis (assuming the full exercise of all options and warrants, excluding the warrants issued in connection with the PIPE financing, and full conversion of all securities of Maker convertible into equity securities).”

1.	Modifications to Amendment. No provision of this Amendment may be waived, amended or supplemented except by a written instrument executed by Payee and Maker.

2.	Successors and Assigns. This Amendment, which sets forth the entire understanding of the parties hereto with respect to the subject matter hereof, inures to the benefit of, and shall be binding upon, the parties hereto and their respective successors and assigns.

3.	Severability. In the event that any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment, but this Amendment shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

4.	Captions; Counterparts. Captions used in this Amendment are for convenience of reference only and shall not be deemed a part of this Amendment nor used in the construction of its meaning. This Amendment may be signed in counterparts.

5.	Ratification. Except as specifically amended hereby, all of the terms, covenants and conditions and stipulations contained in the Note are ratified and confirmed in all respects and shall continue to apply with full force and effect.

[signature pages follow]

IN WITNESS WHEREOF, Maker and Payee have duly executed this Amendment, as of the date and year first above written.

MAKER:

TRAILBLAZER MERGER CORPORATION I

By:	/s/ Arie Rabinowitz
Name:	Arie Rabinowitz
Title:	Chief Executive Officer

AGREED TO AND ACCEPTED:

PAYEE:

TRAILBLAZER SPONSOR GROUP, LLC

By:	/s/ Joseph Hammer
Name:	Joseph Hammer
Title:	Manager

Signature page to Amendment to Promissory Note

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